                                                                    EXHIBIT 10.4

Prepared by and when recorded mail to:
                                                                [EXECUTION COPY]
Sheppard, Mullin, Richter & Hampton LLP
333 South Hope Street, 48th Floor
Los Angeles, California  90071
Attention: Mark A. Spitzer, Esq.
(213) 620-1780




                                 TRUST AGREEMENT

                         dated as of September 29, 1997

                                     between

                    BL RESORTS I, LLC and GCG RESORTS I, LLC
                              as Initial Grantors,

                                       and

                                  HANCOCK BANK
                                   as Trustee






This instrument secures a line of credit to be used primarily for business, commercial or agricultural purposes and is entitled to the lien protection provisions in Section 89-1-49 of the Mississippi Code of 1972, as amended.


                             INDEXING INSTRUCTIONS:

This instrument is to be filed and indexed in the Indefinite Index of the Chancery Clerk's Office in Tunica County, Mississippi and in the Indefinite Index of the First Judicial District of the Harrison County Chancery Clerk's Office, Gulfport, Mississippi.

                                TABLE OF CONTENTS



SECTION                                                                                                         PAGE
-------                                                                                                         ----
ARTICLE I  THE TRUST ESTATE
         1.1.  Appointment, Authorization and Direction to Trustee................................................1
         1.2.  Declaration and Purpose............................................................................1

ARTICLE II  COLLECTIONS AND DISTRIBUTIONS
         2.1.  Collections and Remittances by the Trustee.........................................................2
         2.2.  Distribution of Payments...........................................................................3
         2.3.  Effect of Sales by the Trustee.....................................................................3

ARTICLE III  CERTAIN PROVISIONS RESPECTING TRUSTEE
         3.1.  Acceptance of Trusts and Duties....................................................................4
         3.2.  Limitation of Power................................................................................4
         3.3.  Notice of Event of Default.........................................................................4
         3.4.  Action Upon Instructions...........................................................................4
         3.5.  Certain Duties and Responsibilities of the Trustee.................................................5
         3.6.  Certain Rights of Trustee..........................................................................6
         3.7.  No Representations or Warranties as to Any Applicable Leased
                  Property or Documents...........................................................................8
         3.8.  Status of Moneys Received..........................................................................8
         3.9.  Permitted Activities...............................................................................9
         3.10. Resignation or Removal of Trustee..................................................................9
         3.11.  Estate and Rights of Successor Trustee............................................................9
         3.12.  Merger or Consolidation of Trustee...............................................................10
         3.13.  Co-Trustees......................................................................................10
         3.14.  Books and Records................................................................................10

ARTICLE IV TERMINATION OF AND AMENDMENTS TO TRUST
         4.1.  Termination.......................................................................................10
         4.2.  Distribution of Trust Estate Upon Termination.....................................................11
         4.3.  Distribution from of Trust Estate Upon Permitted Termination of a Facility Lease..................11
         4.4.  Amendments........................................................................................11

ARTICLE V  MISCELLANEOUS
         5.1.  Compensation and Indemnification..................................................................12
         5.2.  Notices...........................................................................................13
         5.3.  Governing Law.....................................................................................13
         5.4.  Tax Reports; Information Reporting................................................................13
         5.5.  Headings..........................................................................................13

         5.6.  Successors and Assigns............................................................................13
         5.7.  Severability......................................................................................13
         5.8.  Only Written Waivers..............................................................................14
         5.9.  Counterparts......................................................................................14
         5.10.  Rights in Trust Agreement........................................................................14
         5.11.  Payment of Trustee Fees, Costs and Expenses......................................................14
         5.12.  Additional Grantors..............................................................................14
         5.13.  Identification of Trust..........................................................................15

                               TRUST AGREEMENT




         THIS TRUST AGREEMENT (as amended and supplemented from time to time, this "Trust Agreement") dated as of September 29, 1997, is entered into by and between HANCOCK BANK, a Mississippi banking corporation (in its individual capacity, the "Bank"; the Bank, not in its individual capacity but solely as trustee, and any institution that shall act as a successor trustee in accordance with the terms of Section 3.10, being the "Trustee"); and BL RESORTS I, LLC, a Minnesota limited liability company, and GCG RESORTS I, LLC, a Minnesota limited liability company, as Grantors (each an "Initial Grantor", and together with each additional Grantor which becomes party hereto pursuant to Section 5.12 hereof, the "Grantors"). For purposes hereof, capitalized terms used in this Trust Agreement without specific definition herein shall have the meanings assigned thereto in Appendix 1 to the Participation Agreement, dated as of September 29, 1997, among the Trustee; the Lenders; the Co-Agents; the Lead Manager; the Initial Grantors and the other Lessees described therein, as Lessees; Grand Casinos, Inc. and certain of its Subsidiaries, as Guarantors; and BA Leasing & Capital Corporation, as Arranger and Administrative Agent.


                                  ARTICLE II

                                THE TRUST ESTATE

         SECTION II.1. Appointment, Authorization and Direction to Trustee. Each Grantor hereby requests that the Bank act as Trustee of the trust created hereunder (the "Trust"), and Bank hereby accepts its appointment as trustee of such Trust, effective as of the date hereof. The Lenders and the Grantors authorize and direct the Trustee, subject to the Lenders' satisfaction or waiver of all appropriate conditions set forth in the Participation Agreement, to enter into, execute and deliver:

                  (a) from time to time (including on each applicable Advance
         Date), the Operative Documents to which the Trust or the Trustee is to become a party on each such date;

                  (b) from time to time, the Notes in the manner and subject to the terms and conditions provided in the Participation Agreement and the Loan Agreement; and

                  (c) all other documents, and to do all such things and take all such actions, as may be necessary or convenient to consummate the transactions contemplated by the Operative Documents and to perform the terms and conditions of this Trust Agreement, all as contemplated herein or in the Operative Documents.

SECTION                                                                    PAGE


         SECTION II.2.  Declaration and Purpose.

                  (a) Trustee hereby declares, undertakes and agrees that it will and does receive, take and hold all estate, right, title and interest of the Trustee in and to the "Trust Estate" (as defined below) for the Trust, in trust for the use and benefit of the Grantors, subject to the terms hereof and of the Operative Documents.

                  (b) The purpose of the Trust is to acquire and hold title to certain Leased Property identified in Bills of Sale and Improvement Deeds made by Grantors in favor of Trustor as donations into the Trust Estate, including leasehold interests in one or more Facility Sites and Facility F,F&E to be located on such Facility Sites, as and when the same become subject to the Master Lease and one or more Lease Supplements relating thereto (such documents being collectively, herein, the "Facility Lease" with respect to a particular Facility), as collateral security for the obligations of the Trustee under the Loan Agreement, to discharge such obligations in accordance with the provisions of the Loan Agreement and the other Operative Documents and to engage in activities ancillary and incidental thereto as set forth in the Operative Documents. Except in connection with the foregoing, the Trustee in its capacity as trustee shall not (i) engage in any business or activity, (ii) have any property, rights or interest, whether real or personal, tangible or intangible, (iii) incur any legal liability or obligation, whether fixed or contingent, matured or unmatured, other than in the normal course of the administration of the Trust or (iv) subject any part of the corresponding Trust Estate to any mortgage, lien, security interest or other claim or encumbrance, other than in favor of the Administrative Agent and the Lenders pursuant to the provisions of the Operative Documents. THE TRUST IS NOT A BUSINESS TRUST. THE SOLE PURPOSE OF THE TRUST IS TO ACQUIRE AND HOLD TITLE TO THE LEASED PROPERTY SUBJECT TO A FACILITY LEASE AND TO COLLECT AND CONSERVE THE VALUE THEREOF AND OF THE TRUST ESTATE, SUBJECT TO THE RIGHTS OF THE ADMINISTRATIVE AGENT AND THE GRANTOR THEREOF, FOR THE BENEFIT OF THE LENDERS. THE TRUSTEE MAY NOT TRANSACT BUSINESS OF ANY KIND WITH RESPECT TO THE TRUST ESTATE NOR SHALL THIS TRUST AGREEMENT BE DEEMED TO BE, OR CREATE OR EVIDENCE THE EXISTENCE OF A CORPORATION DE FACTO OR DE JURE, OR A MASSACHUSETTS TRUST, OR ANY OTHER TYPE OF BUSINESS TRUST, ASSOCIATION OR JOINT VENTURE BETWEEN THE TRUSTEE, THE ADMINISTRATIVE AGENT AND THE LENDERS.

                                 ARTICLE III

                          COLLECTIONS AND DISTRIBUTIONS

SECTION                                                                    PAGE


         SECTION III.1. Collections and Remittances by the Trustee. Trustee agrees that, subject to the provisions of this Trust Agreement, it will, during the term of the Trust, administer that portion of the Trust Estate related to each Facility (referred to herein as the corresponding "Trust Estate") and, at the direction of the Agents, or if all obligations under the Loan Agreement and the Notes have been fully discharged, the Grantor thereof (the appropriate Person permitted to give instructions being hereafter called the "Instructing Party") take steps to collect all sums payable to the Trustee by the Grantor or any other Person under the corresponding Facility Lease and the other Operative Documents. The Trustee agrees to distribute all proceeds received from the Trust Estate in accordance with the Loan Agreement and Sections 2.2 and 2.3 hereof. The Trustee shall make such distribution promptly upon receipt of such proceeds (if such proceeds are available for distribution) by the Trustee, it being understood and agreed that the Trustee shall not be obligated to make such distribution until the funds for such distribution have been received by the Trustee in cash or its equivalent reasonably acceptable to the Trustee. All distributions to a Lender shall be made by the Trustee to the order of such Lender at its address referred to in Section 9.3 of the Participation Agreement.

         SECTION II.2.  Distribution of Payments.

                  (a) Payments to the Trustee for the benefit of the Lenders and Administrative Agent. Until the Loan Agreement shall have been fully discharged pursuant to its terms, all Rent, insurance proceeds and requisition or other payments of any kind included in the Trust Estate (other than Excluded Amounts) payable to and received by the Trustee shall be held by Trustee for the benefit of the Lenders and the Administrative Agent for distribution in accordance with the provisions of Article III of the Loan Agreement; provided, however, that any payments received by the Trustee from a Grantor with respect to the Trustee's fees and disbursements, or pursuant to Section 5.1 hereof, shall be retained by the Trustee and applied toward the purpose for which such payments were made.

                  (b) Excluded Amounts. Any Excluded Amounts received by the Trustee at any time shall be promptly paid by the Trustee to the Person to whom such Excluded Amounts are payable under the provisions of the Participation Agreement or any other Operative Document.

         SECTION III.3. Effect of Sales by the Trustee. Any sale of all or any part of the Trust Estate by the Trustee permitted hereunder shall bind the Lenders and shall be effective for the benefit of the purchasers thereof and their respective successors and assigns to divest and transfer all right, title and interest vested in the Trustee or the Lenders hereunder in the property so sold, and no purchaser shall be required to inquire as to compliance by the Trustee with any of the terms hereof or to see to the application of any consideration paid for such property.

SECTION                                                                    PAGE





                                  ARTICLE IV

                      CERTAIN PROVISIONS RESPECTING TRUSTEE

         SECTION IV.1. Acceptance of Trusts and Duties. Bank accepts the trust hereby created and agrees to perform the same as herein expressed and agrees to receive and disburse all moneys constituting part of the Trust Estate in accordance with the terms hereof.

         SECTION IV.2. Limitation of Power. Trustee shall have no power, right, duty or authority to manage, control, possess, use, sell, lease, dispose of or otherwise deal with any Leased Property subject to any Facility Lease or any other property at any time constituting a part of the Trust Estate, or otherwise to take or refrain from taking any action under or in connection with the Operative Documents, except (a) to execute and deliver the Operative Documents to which the Trustee is to be a party, (b) to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the Trustee hereunder, (c) to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the Trustee under the Operative Documents, (d) to receive, collect and distribute and deal with the sums due under each Facility Lease and with the Leased Property subject thereto and the proceeds thereof as provided in each such Facility Lease, the Loan Agreement and in this Trust Agreement, and (e) as expressly provided in written instructions from the Instructing Party given pursuant to Section 3.3 or 3.4. Other than as expressly provided in this Trust Agreement, the Trustee shall not have the authority to make management decisions relating to the Trust Estate and may take only ministerial actions without consent of the Agents. For purposes of this Trust Agreement neither any Grantor nor, if applicable, the Parent, shall have the right to direct the Trustee to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the Trustee hereunder and under the Operative Documents until the Loan Agreement and Notes have been paid and discharged in full.

         SECTION IV.3. Notice of Event of Default. If a Responsible Officer of the Trustee has actual knowledge of a Lease Event of Default or Loan Event of Default, the Trustee shall give prompt written notice of such event to the Lenders, the Grantors and the Administrative Agent in the manner specified in
Section 5.2. Subject to Section 3.4, the Trustee shall take such action, and only such action, with respect to any such event as shall be specified in written instructions from the Instructing Party. For all purposes of the Operative Documents, in the absence of such actual knowledge, the Trustee shall not be deemed to have knowledge of a Lease Event of Default or a Loan Event of Default unless any of its Responsible Officers is notified in writing by a Lender or the Administrative Agent. Trustee shall have no obligation and shall not take any action in the event it receives no direction from the applicable Instructing Party.

         SECTION IV.4. Action Upon Instructions. Subject to Sections 3.5, 3.6 and 5.1 and the Loan Agreement, upon the written instructions at any time and from time to time of the Instructing Party, the Trustee shall take such of the following actions, and only such actions, as may be specified in such instructions:
                                       -4-

SECTION                                                                    PAGE


                  (a) give such notice or direction or exercise such right or power under any Facility Lease or any other Operative Document as shall be specified in such instructions;

                  (b) approve as satisfactory to it all matters required by the terms of any Operative Document to be satisfactory to the Trustee;

                  (c) upon expiration of the Lease Term and discharge in full of the Loan Agreement and the Notes pursuant to its terms, convey all of Trustee's right, title and interest in and to the Trust Estate (including the related Leased Property) to the Grantor; and

                  (d) any other action as specified by the Instructing Party.

         SECTION IV.5.  Certain Duties and Responsibilities of the Trustee.

                  (a) (i) The Trustee undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Trust Agreement against the Trustee, and the Trustee agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with any Leased Property or any other part of the Trust Estate in any manner whatsoever, except as required by the Operative Documents and as otherwise provided herein.

                           (ii) In the absence of bad faith or gross negligence
                  on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Trust Agreement.

                  (b) No provision of this Trust Agreement or any other Operative Document, including, without limitation, Articles VII and VIII of the Participation Agreement, shall be construed to relieve the Bank or the Trustee of liability for its gross negligence or willful misconduct or its negligence in the handling of funds, it being understood that, without limiting the foregoing:

                            (i) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was grossly negligent;

                           (ii) the Trustee shall not be liable with respect to
                  any action taken or omitted to be taken by it in good faith in accordance with the direction of the

SECTION                                                                    PAGE





                  Instructing Party pursuant to the express provisions hereof; it being understood that the Trustee shall be liable if it takes any action pursuant to instructions from any Grantor prior to receiving notice from Administrative Agent that the Loan Agreement has been discharged in full pursuant to its terms;

                           (iii) no provision hereof shall require the Bank or
                  Trustee to expend or risk its own funds in the performance of any of its duties hereunder or under any of the other Operative Documents, or in the exercise of any of its rights or powers; and

                           (iv) the Bank shall be liable for (A) any taxes on,
                  with respect to or measured by any amounts paid to it as compensation for services as the Trustee hereunder or otherwise under the Operative Documents, (B) acts or omissions not related to the transactions contemplated by the Operative Documents, (C) the inaccuracy of representations and warranties made by the Bank in the Participation Agreement or any certificate or document delivered pursuant thereto, and
                  (D) its negligence in the handling of funds.

                  (c) Trustee shall not be required to take any action hereunder or under the other Operative Documents, nor shall any other provision of this Trust Agreement or any other Operative Document be deemed to impose a duty on the Trustee to take any action, if the Trustee determines, or is advised by counsel, that such action is likely to result in personal liability or is contrary to Applicable Law or the Operative Documents.

                  (d) Whether or not therein expressly so provided, except where expressly provided otherwise, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
         Section 3.5.

         SECTION IV.6. Certain Rights of Trustee. Except as otherwise provided in Section 3.5:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any signature, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction or authorization by any party hereto or to any other Operative Document shall be sufficiently evidenced by a request, direction or authorization in writing, delivered to the Trustee and signed in the name of such party by the president, any vice president, the treasurer or the secretary of such party, as the case may be, and any resolution of the board of directors or committee thereof of such party shall be sufficiently evidenced by a copy of such resolution certified by the secretary or

SECTION                                                                    PAGE

         an assistant secretary of such party, as the case may be, to have been duly adopted and to be in full force and effect on the date of such certification, and delivered to the Trustee;

                  (c) whenever in the administration of this Trust Agreement the Trustee deems it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Trustee may in good faith rely upon a certificate in writing, delivered to the Trustee and signed by the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of a Lender;

                  (d) the Trustee may exercise its powers and perform its duties by or through such attorneys, agents and servants as it may appoint, and it shall not be liable for the conduct or misconduct of such attorneys, agents and servants, provided, that the Trustee shall use due care in the appointment of such attorneys, agents and servants; and it shall be entitled to the advice of counsel and shall be protected by the advice of such counsel in anything done or omitted to be done in accordance with such advice if such advice pertains to such matters as the Trustee may reasonably presume to be within the scope of such counsel's area of expertise;

                  (e) Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Trust Agreement or any other Operative Document at the request or direction of the Instructing Party, unless the Instructing Party offers to the Trustee reasonable security or indemnity against the costs, expenses (including reasonable fees and expenses of its legal counsel) and liabilities which may be incurred by it in compliance with such request or direction; and

                  (f) provided that Responsible Officer has actual knowledge of the inaccuracy thereof, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee determines to make such further inquiry or investigation, it shall be entitled to examine the books and records of any Grantor related to the Leased Property under lease by such Grantor subject to a particular Facility Lease to reasonably determine whether the Grantor thereof is in compliance with the terms and conditions of such Facility Lease and to examine such Leased Property, by agent or attorney, all upon the terms and conditions contained in the Facility Lease.

         Notwithstanding Section 3.5, the Trustee shall not have any duty (i) to see to any recording or filing of the Operative Documents or any Uniform Commercial Code financing statements or to see to the maintenance of any such recording or filing, (ii) to see to any insurance on the Leased Property subject to any Facility Lease or to effect or maintain any such

SECTION                                                                    PAGE




insurance, whether or not the Grantor thereof is in default with respect thereto, other than to forward promptly to the Lenders copies of all certificates, reports and other written information it receives from such Grantor pursuant to such Facility Lease (unless the Lenders are to receive such certificates, reports and other written information directly from such Grantor),
(iii) to see to the payment or discharge of any tax, assessment or other government charge or any Lien owing with respect to, assessed or levied against any part of the Trust Estate for any Designated Trust, other than Lessor Liens attributable to it, (iv) to confirm or verify any financial statements of any Grantor or any other Person, or (v) to inspect the Leased Property subject to any Facility Lease at any time or ascertain or inquire as to the performance or observance of any of a Grantor's or any other Person's (other than its or the Bank's) covenants under the Operative Documents with respect to such Leased Property.

         SECTION IV.7. NO REPRESENTATIONS OR WARRANTIES AS TO ANY APPLICABLE LEASED PROPERTY OR DOCUMENTS. THE BANK IS NOT A BUILDER, DEVELOPER OR MANUFACTURER OF THE LEASED PROPERTY SUBJECT TO ANY FACILITY LEASE OR A DEALER IN OR VENDOR OF SIMILAR LEASED PROPERTY AND HAS NOT INSPECTED AND WILL NOT INSPECT SUCH LEASED PROPERTY BEFORE DELIVERY TO AND ACCEPTANCE BY A GRANTOR. THE BANK HAS NOT MADE NOR DOES IT MAKE (A) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY ENVIRONMENTAL MATTER OR CONDITION, VALUE, DESIGN, OPERATION, CONDITION, QUALITY, DURABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS WHETHER OR NOT DISCOVERABLE, ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF SUCH LEASED PROPERTY, OR AS TO TITLE THERETO, OR (B) ANY REPRESENTATION OR WARRANTY AS TO THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE OPERATIVE DOCUMENTS (OTHER THAN AS TO THIS TRUST AGREEMENT AGAINST THE BANK), OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, EXCEPT AS SET FORTH IN
SECTION 4.3 OF THE PARTICIPATION AGREEMENT.

         SECTION IV.8. Status of Moneys Received. All moneys received by the Trustee or the Bank under or pursuant to this Trust Agreement or any other Operative Document (other than Excluded Amounts to be paid to the Bank) shall constitute trust funds for the purpose for which they were paid or are held, but need not be segregated in any manner from any other moneys and may be deposited by the Trustee under such conditions as may be prescribed or permitted by Applicable Law for trust funds, or, at the direction of the Agents, may be invested in Cash Equivalents.

         SECTION IV.9. Permitted Activities. The Trustee or any corporation in or with which the Trustee may be interested or affiliated or any officer or director of any such corporation may

SECTION                                                                    PAGE



have commercial relations and otherwise deal with any Grantor or any other Person or with any other corporation having relations with such Grantor to the full extent permitted by Applicable Law.

         SECTION IV.10. Resignation or Removal of Trustee. Bank or any successor thereto as Trustee may resign as Trustee at any time without cause by giving at least 60 days' prior written notice to each Lender, the Administrative Agent and each Grantor, and the Required Lenders (or Grantors, if there exists no Event of Default and then at the expense of Grantors) may at any time remove the Trustee without cause by an instrument in writing delivered to the Trustee, the Administrative Agent and each Grantor, such resignation or removal to be effective on the later of the date specified in such notice or written instrument or the date on which a successor trustee is appointed hereunder. With the written consent of the Administrative Agent (and, so long as a Lease Event of Default shall not have occurred and be continuing, each Grantor), the Required Lenders may, at any time upon 30 days' prior written notice to the Administrative Agent and each Grantor by an instrument in writing, appoint a successor trustee; provided, however, so long as a Lease Event of Default shall not have occurred and be continuing and with the written consent of the Required Lenders and at the expense of Grantors, the Grantors may, after 30 days from the date of such consent by an instrument in writing, appoint a successor trustee; provided, further, that any successor trustee shall be a bank or trust company organized under the laws of the United States of America or any state thereof that has a combined capital and surplus of at least $100,000,000; and provided, further, that, if required by Applicable Law, the Mississippi Gaming Commission shall have made a determination of suitability with respect to such successor trustee. If the Required Lenders do not appoint a successor trustee within 30 days after the giving of notice of such resignation or removal, the Administrative Agent or the Trustee may apply to any court of competent jurisdiction to appoint a successor trustee to act until a successor or successors is appointed by the Required Lenders as above provided. Any successor trustee so appointed by such court shall immediately and without further act be superseded by a successor trustee appointed by the Required Lenders within one year from the date of the appointment by such court.

         SECTION IV.11. Estate and Rights of Successor Trustee. Any successor Trustee, whether appointed by the Required Lenders or a court, shall execute and deliver to the predecessor Trustee an instrument accepting such appointment, and thereupon each successor trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trust of the predecessor Trustee in the trust hereunder with like effect as if originally named Trustee herein, but nevertheless upon the written request of such successor trustee, such predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee, upon the trust herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor trustee any property or moneys then held by such predecessor Trustee upon the trusts herein expressed.

SECTION                                                                    PAGE

         SECTION IV.12. Merger or Consolidation of Trustee. Any corporation into which the Bank serving as Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Bank serving as Trustee is a party, or any corporation to which substantially all of the business of the Trustee may be transferred, shall be a successor trustee under this Trust Agreement without further act.

         SECTION IV.13. Co-Trustees. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Instructing Party and the Trustee jointly shall have the power, and shall execute and deliver all instruments, to appoint one or more Persons approved by the Required Lenders and the Trustee, to act as co-trustee, or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of such Trust Estate, and to vest in such Person or Persons, in such capacity, such title to such Trust Estate or any part thereof, and such rights, powers, duties, trusts or obligations as the Required Lenders and the Trustee may consider necessary or desirable. If the Instructing Party has not joined in such appointment within 15 days after the receipt by it of a request to do so, the Trustee alone shall have power to make such appointment. The Trustee shall not be liable for any act or omission of any co-trustee or separate trustee appointed under this Section 3.13.

         SECTION IV.14. Books and Records. Trustee shall be responsible for keeping the customary books and records relating to the receipt and disbursement of all moneys actually received and disbursed by it.


                                   ARTICLE V

                     TERMINATION OF AND AMENDMENTS TO TRUST

         SECTION V.1. Termination. The Trust created and provided for hereby shall cease and be terminated in any one of the following events, whichever shall first occur:

                  (a) If the Required Lenders shall by notice in writing to the Trustee, the Lenders, the Administrative Agent and the Grantor revoke and terminate the Trust on and as of a date stated in such notice, which date shall not be less than ten nor more than thirty days from the date of mailing such notice, then on the date specified in such notice, such trust created and provided for hereby shall cease and terminate, provided, however, that the Trust shall not be subject to revocation or termination by the Lenders prior to the payment in full and discharge of the Loans and all other indebtedness secured by the Operative Documents and the termination of the Operative Documents and the release of the Liens granted thereby; or

                  (b) the sale or other final disposition by the Trustee of all property constituting the Trust Estate and the final disposition by the Trustee of all moneys or other property or

SECTION                                                                    PAGE

         proceeds constituting part of Trust Estate in accordance with the terms hereof; provided, however, that Trust Estate shall be subject to sale or other final disposition by the Trustee prior to the payment in full and discharge of the Loans and all other indebtedness secured by the Operative Documents and the release of the Operative Documents and the Liens granted thereby and the payment in full of the Commitment Amounts; or

                  (c)  110 years after the date hereof.

         SECTION V.2. Distribution of Trust Estate Upon Termination. Upon any termination of the Trust pursuant to Section 4.1, the Trustee shall convey the Trust Estate to such purchaser or purchasers thereof or other Persons entitled thereto and for such amount and on such terms as are specified in written instructions from the Required Lenders delivered to the Trustee before the date of termination; provided that (a) if at the time of any termination the corresponding Facility Lease remains in force and effect, then such Trust Estate shall be conveyed as a unit subject to such Facility Lease and not in parcels, and (b) if such written instructions are not delivered to the Trustee on or before the date of termination, the Trustee shall transfer title to such Trust Estate to the Lenders. Upon making such transfer or sale the Trustee shall be entitled to immediate receipt of any sums due and owing to the Trustee, including, without limitation, any expenses (including reasonable attorneys' fees and expenses) incurred pursuant hereto or as compensation for services rendered hereunder and not theretofore paid and the Trustee shall be discharged and free of any further liability hereunder subject to Section 3.5(b).

         SECTION V.3. Distribution from Trust Estate Upon Permitted Termination of a Facility Lease. Upon any termination of any Facility Lease pursuant to
Article V of the Master Lease, the Trustee shall convey the portion of the Trust Estate under such Facility Lease to such purchaser or purchasers thereof (or other Persons entitled thereto) and for such amount and on such terms as are specified in written instructions from the Required Lenders delivered to the Trustee before the date of termination; provided that if such written instructions are not delivered to the Trustee on or before the date of termination, the Trustee shall transfer title to such portion of the Trust Estate to the Lenders or their designee. Upon making such transfer or sale the Trustee shall be discharged and free of any further liability with respect to such released portion of the Trust Estate, subject to Section 3.5(b).

         SECTION V.4. Amendments. Subject to Section 6.1(b) and Section 9.5 of the Participation Agreement, at any time and from time to time, upon the written request of the Instructing Party, (i) the Trustee shall execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Trust Agreement as specified in such request, and (ii) the Trustee shall enter into or consent to such written amendment of or supplement to the other Operative Documents as the Grantors or the Administrative Agent, as may be required by such document(s), may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of the terms of the Operative Documents as may be specified in such request; provided, however, if in the reasonable opinion of the

SECTION                                                                    PAGE

Trustee, any document required to be executed by it pursuant to this Section 4.4 affects any right or duty of, or immunity or indemnity in favor of, the Trustee under this Trust Agreement or the other Operative Documents, the Trustee may in its reasonable discretion decline to execute such document.

                                    ARTICLE VI

                                  MISCELLANEOUS

         SECTION VI.1. Compensation and Indemnification. Trustee shall receive reasonable compensation for its services hereunder from the Grantors and shall be reimbursed by the Grantors for the Trustee's reasonable fees and expenses (including the reasonable disbursements and fees of counsel). If a Lease Event of Default or a Loan Event of Default shall have occurred and be continuing and the Trustee is required pursuant to this Trust Agreement to take any action in connection therewith, it shall be reimbursed by the Grantors for any expenses it may incur in relation to taking any such action. Subject to any limitations and rights agreed to by Trustee in the Participation Agreement, including, without limitation, the terms and provisions set forth in Articles VII and VIII of the Participation Agreement, whether or not the transactions contemplated by the Operative Documents are consummated, Grantors shall reimburse and indemnify and save the Trustee harmless from and against any and all losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses, including taxes, counsel fees, and including tort claims for which the Trustee is strictly liable, which may be asserted against or incurred by reason of the Bank's being the Trustee or acting as the Trustee hereunder or under the other Operative Documents or the performance or enforcement of any of the terms hereof, or arising out of or relating to this Trust Agreement or the other Operative Documents or the Trust, the Trust Estate or any Leased Property, or any Rent or other sums payable therefor, or the building, manufacture, purchase, installation, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any applicable Leased Property or in any way relating to or arising out of the Trust Estate or the action or the inaction of the Trustee hereunder or by reason of any occurrence while so acting. In no event shall the Grantors be so obligated in respect of any such losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses, including taxes and counsel fees pursuant to this Section 5.1, arising from or as a result of (a) the willful misconduct or gross negligence of the Bank or the negligence of the Bank in the handling of funds, (b) any taxes on, with respect to or measured by any amounts paid to the Bank as compensation for services as Trustee hereunder or otherwise under the Operative Documents, or (c) the inaccuracy of representations and warranties made by the Bank in the Participation Agreement or in any certificate or documents delivered pursuant thereto. The provisions of this Section 5.1 and Articles VII and VIII of the Participation Agreement (other than the requirements for compensation of the Trustee after its resignation, which shall terminate upon the resignation or removal of the Trustee) shall continue in force and effect notwithstanding the termination of the Trust, the resignation or removal of the Trustee or the obligation of any other party to any

SECTION                                                                    PAGE

other Operative Document to make any payment to the Trustee which the Grantors are required to make pursuant to this Section 5.1.

         SECTION VI.2. Notices. All notices and communications provided for herein shall be in writing and shall be deemed to have been given in accordance with Section 9.3 of the Participation Agreement. Trustee shall deliver to each Lender promptly after receipt copies of all notices, certificates and reports delivered to it pursuant to any Operative Document.

         SECTION VI.3. GOVERNING LAW. THE TRUST IS CREATED PURSUANT HERETO, IN THE STATE OF NEW YORK AND THE VALIDITY, CONSTRUCTION AND ALL RIGHTS UNDER THE TRUST SHALL BE GOVERNED BY THE LAWS OF THAT STATE, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER WITHOUT REGARD TO THE CHOICE OF LAWS AND CONFLICTS OF LAWS RULES OF SUCH STATE; PROVIDED, HOWEVER, THAT THE EXERCISE OF CERTAIN RIGHTS OR REMEDIES HEREUNDER AND UNDER THE OPERATIVE DOCUMENTS MAY REQUIRE COMPLIANCE WITH GAMING LAWS. IF ANY PROVISION OF THIS TRUST AGREEMENT SHALL BE INVALID OR UNENFORCEABLE, THE REMAINING PROVISIONS HEREOF SHALL CONTINUE TO BE FULLY EFFECTIVE, PROVIDED THAT SUCH REMAINING PROVISIONS DO NOT INCREASE THE OBLIGATIONS OR LIABILITIES OF THE TRUSTEE.

         SECTION VI.4. Tax Reports; Information Reporting. The Trustee agrees to promptly forward to each Lender any communications with respect to taxes pertaining to the Trust Estate received by the Trustee from tax authorities or from the Grantors.

         SECTION VI.5. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION VI.6. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Grantor may not assign, transfer or otherwise dispose of its interest in any Designated Trust, except as expressly contemplated in the Operative Documents.

         SECTION VI.7. Severability. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition on unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

         SECTION VI.8. Only Written Waivers. No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing

SECTION                                                                    PAGE


signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

         SECTION VI.9. Counterparts. This instrument may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

         SECTION VI.10. Rights in Trust Agreement. Except as expressly provided to the contrary in the Operative Documents, nothing in this Trust Agreement, whether express or implied, shall be construed to give any Person other than the Trustee and each Lender and their respective successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement.

         SECTION VI.11. Payment of Trustee Fees, Costs and Expenses. Grantors shall pay to the Trustee for its services hereunder such fees and expenses as heretofore have been agreed upon by Trustee and Grantors, and shall also pay to Trustee such fees and expenses as may be reasonably incurred by the Trustee as a result of taking any direction of any Instructing Party. Trustee agrees that it shall have no right against the Lenders or Administrative Agent for any fee as compensation for its services hereunder, except as hereafter expressly agreed upon by the Lenders, the Administrative Agent and the Trustee.

         SECTION VI.12. Additional Grantors. From time to time following the initial execution of this Trust Agreement, additional wholly-owned Subsidiaries of Parent approved by the Required Lenders who execute and deliver to Trustee a Certificate of Joinder, in the form attached as Exhibit A hereto, shall thereby become additional Grantors hereunder and parties hereto. Upon acceptance thereof by the Trustee, notice of which acceptance is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if an original signatory hereof. Each Grantor expressly agrees that its obligations hereunder and under any other Operative Documents to which it is party, and the liens upon its property granted in connection therewith, shall not be affected or diminished by the addition or release of additional Grantors hereunder. This Trust Agreement shall be fully effective as to any Grantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

         SECTION VI.13. Identification of Trust. The name of the trust created hereby is the GCI Trust 1997-1.

                            [signature pages follow]

SECTION                                                                    PAGE




         IN WITNESS WHEREOF, the Bank and each Initial Grantor have caused this Trust Agreement to be duly executed all as of the day and year first above written with actual execution on the dates set forth in the respective acknowledgments below.


                               HANCOCK BANK,
                               as Bank and as Trustee


                               By:
                                  ------------------------------------
                               Name:  Arnold Wethey
                               Title:  Vice President & Trust Officer

                               Address:  2510 14th Street
                                         One Hancock Plaza
                                         Gulfport, MS  39501
                                         Attn:  Arnold Wethey

                               Telephone No.: (601) 868-4579
                               Telecopier No.: (601) 868-4098

SECTION                                                                    PAGE




                                            BL RESORTS I, LLC,
                                            as Grantor



                                            By:
                                               ---------------------------------
                                            Name:    Timothy J. Cope
                                            Title:   Chief Financial Officer


                                            GCG RESORTS I, LLC,
                                            as Grantor



                                            By:
                                               ---------------------------------
                                            Name:    Timothy J. Cope
                                            Title:   Chief Financial Officer


                                            Address for both Initial Grantors:

                                            130 Cheshire Lane
                                            Minnetonka, MN 55305
                                            Telephone No.: (612) 449-7030
                                            Telecopier No.: (612) 449-7064

SECTION                                                                    PAGE





CORPORATE-ACKNOWLEDGMENT
(BANK-TRUSTEE)


STATE OF ___________                )
                                    ) ss:
COUNTY OF __________                )



                  Personally appeared before me, the undersigned authority in and for the said county and state, on this ________ day of __________, _____, within my jurisdiction, the within named ______________________ who acknowledged that he is ____________________________ of Hancock Bank, a state banking association, and that for and on behalf of the said bank, and as its act and deed in the representative capacity therein stated, he executed the above and foregoing instrument, after first having been duly authorized by said bank to do so.


                                     ----------------------------------
                                              NOTARY PUBLIC


My Commission expires:


--------------------------------
(Affix official seal, if applicable)

SECTION                                                                    PAGE



CORPORATE-ACKNOWLEDGMENT
(GRANTOR)



STATE OF ____________               )
                                    ) ss:
COUNTY OF ___________               )



                  Personally appeared before me, the undersigned authority in and for the said county and state, on this ________ day of _________, _____, within my jurisdiction, the within named Timothy J. Cope who acknowledged that he is the Chief Financial Officer of BL RESORTS I, LLC, a Minnesota limited liability company, and that for and on behalf of the said company, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said company to do so.


                                            ----------------------------------
                                                       NOTARY PUBLIC


My Commission expires:


---------------------------------------
(Affix official seal, if applicable)

SECTION                                                                    PAGE



CORPORATE-ACKNOWLEDGMENT
(GRANTOR)



STATE OF ____________               )
                                    ) ss:
COUNTY OF ___________               )



                  Personally appeared before me, the undersigned authority in and for the said county and state, on this ________ day of _________, _____, within my jurisdiction, the within named Timothy J. Cope who acknowledged that he is the Chief Financial Officer of GCG RESORTS I, LLC, a Minnesota limited liability company, and that for and on behalf of the said company, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said company to do so.


                                         ----------------------------------
                                                   NOTARY PUBLIC


My Commission expires:


------------------------------------
(Affix official seal, if applicable)

SECTION                                                                    PAGE




Prepared by and when recorded mail to:
                                                                    EXHIBIT A TO
Sheppard, Mullin, Richter & Hampton LLP                          TRUST AGREEMENT
333 South Hope Street, 48th Floor
Los Angeles, California  90071
Attention: Mark A. Spitzer, Esq.
(213) 620-1780




                    CERTIFICATE OF JOINDER TO TRUST AGREEMENT


         This Certificate of Joinder is entered into by the person signing below (the "Joining Party"), with reference to the Trust Agreement dated as of September 29, 1997 as filed in Book _____, Page ______ in the Office of the Chancery Clerk of Tunica County, Mississippi and Book _____, Page ______ in the First Judicial District in the Chancery Clerk's Office of Harrison County, Gulfport, Mississippi (the "Trust Agreement") by and between Hancock Bank, a Mississippi banking corporation, in its capacity as trustee ("Trustee"), and BL Resorts I, LLC, a Minnesota limited liability company, and GCG Resorts I, LLC, a Minnesota limited liability company, as Initial Grantors (and together with each person who also becomes party thereto pursuant to the terms thereof, the "Grantors").

                                    AGREEMENT

1. Terms used but not defined in this Certificate of Joinder shall have the meanings defined for those terms in the Participation Agreement dated as of September 29, 1997 ("Participation Agreement") among the Trustee; the Lenders; the Co-Agents; the Lead Manager; the Lessees; Grand Casinos, Inc. and certain of its Subsidiaries, as Guarantors; and BA Leasing & Capital Corporation, as Arranger and Administrative Agent.



This instrument secures a line of credit to be used primarily for business, commercial or agricultural purposes and is entitled to the lien protection provisions in Section 89-1-49 of the Mississippi Code of 1972, as amended.

                             INDEXING INSTRUCTIONS:
                               [Lessee to provide]

SECTION                                                                    PAGE


2. By this Certificate of Joinder, the Joining Party executing the same becomes a "Grantor" under and pursuant to Section 5.12 of the Trust Agreement. The Joining Party agrees that, upon its execution hereof, it will be bound by all terms, conditions, and duties applicable to a Grantor under the Trust Agreement. Substantially contemporaneously herewith, the Joining Party is granting certain property to Trustee, pursuant to one or more Improvement Deeds and/or one or more Bills of Sale, to hold as part of the Trust Estate.

3.       The effective date of this Joinder is _________, 19___.

                                   "Joining Party"

                                   ----------------------


                                   By:
                                      ----------------------------
                                   Title:
                                         --------------------------

ACKNOWLEDGED:

BA LEASING & CAPITAL CORPORATION,
 as Administrative Agent



By:
   ----------------------------
Title:
      --------------------------